Equity Financing Transactions of the Daughter Companies	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Equity Financing Transactions of the Daughter Companies
4. Equity Financing Transactions
In the third quarter of 2022, Teekay Parent sold 0.9 million Class A common shares of Teekay Tankers in open market sales for $22.8 million at an average price of $25.20 per share. The shares sold had previously been purchased in the open market in the first quarter of 2022 and December 2021 for a total cost of $10.0 million as follows: in January and February 2022, Teekay Parent purchased 0.5 million of Teekay Tankers Class A common shares through open market purchases for $5.3 million at an average price of $10.82 per share and in December 2021, Teekay Parent purchased 0.4 million of Teekay Tankers Class A common shares through open market purchases for $4.7 million at an average price of $11.27 per share. As a result of the share transactions related to Teekay Tankers, the Company recorded decreases to accumulated deficit of $5.2 million and $5.7 million in 2022 and 2021, respectively. These amounts represent Teekay's net dilution gains from the Teekay Tankers share transactions.

On May 11, 2020, Teekay Parent and Seapeak agreed to eliminate all of Seapeak’s incentive distribution rights in exchange for the issuance to a subsidiary of Teekay Corporation of 10.75 million newly-issued Seapeak common units. Following the completion of this transaction on May 11, 2020, Teekay Parent owned approximately 36.0 million common units of Seapeak and remained the sole owner of its general partner, which together represented an economic interest of approximately 42% in Seapeak. On January 13, 2022, the 36.0 million common units owned by Teekay were sold for $17.00 per common unit in cash.